Exhibit 23.3


                                                              July 8 2002

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in Amendment No. 1 to Form SB-2 Registration Statement of I-trax, Inc., our report dated January 23, 2002 relating to the financial statements of WellComm Group, Inc which appear in such Registration Statement.


/s/  Lutz & Company, P.C.
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Lutz & Company, P.C.
Omaha, Nebraska